UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

JOHN BEAN TECHNOLOGIES CORPORATION

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Your Vote Counts! JOHN BEAN TECHNOLOGIES CORPORATION ATTN: JAMES L. MARVIN 70 WEST MADISON STREET SUITE 4400 CHICAGO, IL 60602 JOHN BEAN TECHNOLOGIES CORPORATION 2023 Annual Meeting Vote by May 11, 2023 11:59 PM ET You invested in JOHN BEAN TECHNOLOGIES CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 12, 2023. Vote Virtually at the Meeting* May 12, 2023 9:30 AM CDT Virtually at: www.virtualshareholdermeeting.com/JBT2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V03117-P88648 Get informed before you vote View the Notice of Annual Meeting, Proxy Statement and 2022 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends V03118-P88648 1. Election of Directors Nominees: 1c. Polly B. Kawalek 1a. Barbara L. Brasier 2. Approve the amendment and restatement of the company’s certificate of incorporation to declassify the company’s Board of Directors. 1b. Brian A. Deck 3. Approve, on an advisory basis, a non-binding resolution regarding the compensation of the company’s named executive officers. 4. Approve, on an advisory basis, a non-binding resolution regarding the frequency of future advisory votes regarding the compensation of the company’s named executive officers. 5. Ratify the appointment of PricewaterhouseCoopers LLP as the company’s independent registered public accounting firm for 2023. NOTE: Such other matters that may properly come before the Annual Meeting or at any postponement or adjournment thereof. For For For For For For 1 Year